Exhibit 99.2

Assurant Inc. (AIZ)

Financial Supplement as of March 31, 2005

ASSURANT, INC. AND SUBSIDIARIES
EARNINGS RELEASE SUPPLEMENT
AS OF MARCH 31, 2005

INDEX TO SUPPLEMENT

Page:

REGULATION G — NON GAAP MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2

CONSOLIDATED CONDENSED BALANCE SHEETS (unaudited)	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7

INVESTMENTS (unaudited)	14

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	15

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other markets. The four key business segments — Assurant Employee Benefits; Assurant Health; Assurant Preneed; and Assurant Solutions — have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance markets in the U.S. and selected international markets. The Assurant business segments provide creditor-placed homeowners insurance; manufactured housing homeowners insurance; debt protection administration; credit insurance; warranties and extended services contracts; individual health and small employer group health insurance; group dental insurance; group disability insurance; group life insurance; and pre-funded funeral insurance.

The company, which is traded on the New York Stock Exchange under the symbol AIZ, has over $20 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York’s financial district.

Safe Harbor Statement:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, posted on the Assurant website at www.assurant.com.

Regulation G — Non GAAP Measures

Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

(2) Pro forma earnings per share has been included as a measure of operating performance. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. Pro forma earnings per share reflects earnings per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants. These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that this adjusted measure provides a better indication of operating performance than the corresponding GAAP measure, earnings per share.

(3) Book value per share excluding accumulated other comprehensive income (AOCI) has been included as a measure of stockholder value. The company believes book value per share excluding AOCI provides investors a better measure of stockholder value than book value per share because it excludes the effect of unrealized gains (losses) on investments and foreign currency translation, which tend to be highly variable from period to period.

(4) Pro forma book value per share and Pro forma book value per share excluding AOCI have been included as measures of stockholder value. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. These Pro forma book value per share measures reflect book value per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants. These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that these adjusted measures provide a better indication of stockholder value than the corresponding GAAP measures, book value per share and book value per share excluding AOCI.

Assurant, Inc. and Subsidiaries
Summary Financial Highlights
(Unaudited)

	For the Three-Months Ended		For the Year Ended
	March 31,		December 31,
($ in thousands, except per share amounts)	2005	2004	2004	2003

Net operating income (1)	$115,118	$87,466	$344,991	$329,159

Net realized gains from investments	320	9,246	15,800	1,214

Loss on disposal of business	—	—	(6,337)	—

Expenses directly related to the initial and secondary public offerings	(1,040)	(2,334)	(3,894)	(10,937)

Interest premium on redemption of mandatorily redeemable preferred securities	—	—	—	(133,784)

Net income	$114,398	$94,378	$350,560	$185,652

Total revenues	$1,862,354	$1,859,908	$7,410,712	$7,066,213

PER SHARE AND SHARE DATA:

Basic earnings per share
Net operating income	$0.82	$0.68	$2.49	$3.01
Net income	$0.82	$0.73	$2.53	$1.70
Weighted average of common shares outstanding - basic	139,736,533	129,521,599	138,358,767	109,222,276

Diluted earnings per share
Net operating income	$0.82	$0.68	$2.49	$3.01
Net income	$0.82	$0.73	$2.53	$1.70
Weighted average of common shares outstanding - diluted	139,833,013	129,521,599	138,467,564	109,222,276

Pro forma earnings per share (2)
Net operating income	N/A	$0.62	$2.44	$2.31
Net income (loss)	N/A	$0.66	$2.48	$1.31
Pro forma common shares outstanding	N/A	142,208,676	141,622,001	142,208,676

Assurant, Inc. and Subsidiaries
Summary Financial Highlights (continued)
(Unaudited)

	As of	As of
	March 31,	December 31,
($ in thousands, except per share amounts)	2005	2004	2003

Total assets	$24,388,992	$24,655,417	$24,056,114

Total stockholders’ equity	$3,635,577	$3,635,431	$2,632,103
Capital contribution from Fortis	—	—	725,500
Pro forma stockholders’ equity (3)	$3,635,577	$3,635,431	$3,357,603

Total stockholders’ equity (excluding AOCI) (4)	$3,379,048	$3,297,268	$2,313,576
Capital contribution from Fortis	—	—	725,500
Pro forma stockholders’ equity (excluding AOCI) (3)	$3,379,048	$3,297,268	$3,039,076

Basic book value per share	$26.13	$26.01	$24.10
Basic book value per share (excluding AOCI) (4)	$24.29	$23.59	$21.18
Shares outstanding for basic book value per share calculation	139,135,069	139,766,177	109,222,276

Diluted book value per share	$26.11	$25.99	$24.10
Diluted book value per share (excluding AOCI) (4)	$24.27	$23.57	$21.18
Shares outstanding for diluted book value per share calculation	139,239,584	139,901,760	109,222,276

Pro forma book value per share (3)	N/A	$25.99	$23.61
Pro forma book value per share (excluding AOCI) (3)	N/A	$23.57	$21.37
Pro forma shares outstanding	N/A	139,901,760	142,208,676

Assurant, Inc. and Subsidiaries
Consolidated Condensed Balance Sheets
(Unaudited)

	As of	As of
	March 31,	December 31,
($ in thousands)	2005	2004	2003

Assets
Investments and cash and cash equivalents	$12,872,552	$12,955,128	$12,302,585
Reinsurance recoverables	4,229,000	4,264,319	4,372,619
Goodwill	820,617	823,054	828,523
Assets held in separate accounts	3,472,170	3,717,149	3,805,058
Other assets	2,994,653	2,895,767	2,747,329

Total assets	24,388,992	24,655,417	24,056,114

Liabilities
Policyholder liability	13,466,699	13,381,936	12,840,554
Debt	971,631	971,611	1,750,000
Mandatorily redeemable preferred securities	—	—	196,224
Mandatorily redeemable preferred stock	24,160	24,160	24,160
Liabilities related to separate accounts	3,472,170	3,717,149	3,805,058
Accounts payable and other liabilities	2,818,755	2,925,130	2,808,015

Total liabilities	20,753,415	21,019,986	21,424,011

Stockholders’ equity
Equity, excluding accumulated other comprehensive income	3,379,048	3,297,268	2,313,576
Accumulated other comprehensive income	256,529	338,163	318,527

Total stockholders’ equity	3,635,577	3,635,431	2,632,103

Total liabilities and stockholders’ equity	$24,388,992	$24,655,417	$24,056,114

Assurant, Inc. and Subsidiaries
Reconciliation of Net Operating Income to Net Income
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands, net of tax)	2005	2004	2004	2004	2004	2004	2003

Assurant Solutions	$54,770	$44,563	$2,974	$38,568	$40,053	$126,158	$133,189
Assurant Health	49,673	33,744	47,900	39,935	36,708	158,287	121,013
Assurant Employee Benefits	16,379	19,967	14,967	14,026	13,250	62,210	61,567
Assurant Preneed	6,956	8,698	8,942	10,139	6,456	34,235	36,022
Corporate and other	(10,417)	(19,857)	(1,195)	(3,818)	(10,412)	(35,282)	7,175
Amortization of deferred gain on disposal of businesses	7,711	9,318	9,450	9,270	9,423	37,461	44,379
Interest expense and distributions on mandatorily redeemable preferred securities	(9,954)	(9,955)	(9,819)	(10,292)	(8,012)	(38,078)	(74,186)

Net operating income	115,118	86,478	73,219	97,828	87,466	344,991	329,159

Adjustments:
Net realized gains (losses) on investments	320	1,210	1,625	3,719	9,246	15,800	1,214
Loss on disposal of business	—	—	—	(6,337)	—	(6,337)	—
Expenses directly related to the initial and secondary public offerings	(1,040)	(1,560)	—	—	(2,334)	(3,894)	(10,937)
Interest premium on redemption of mandatorily redeemable preferred securities	—	—	—	—	—	—	(133,784)

Net income (loss)	$114,398	$86,128	$74,844	$95,210	$94,378	$350,560	$185,652

Assurant, Inc. and Subsidiaries
Consolidated Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2004	2004	2004	2004	2004	2003

Revenues:
Net earned premiums and other considerations	$1,631,894	$1,638,612	$1,603,548	$1,615,473	$1,625,238	$6,482,871	$6,156,772
Net investment income	164,200	163,263	160,034	157,628	153,824	634,749	607,313
Net realized gains (losses) on investments	492	1,861	2,501	5,722	14,224	24,308	1,868
Loss on disposal of business	—	—	—	(9,232)	—	(9,232)	—
Amortization of deferred gain on disposal of businesses	11,863	14,334	14,539	14,262	14,497	57,632	68,277
Fees and other income	53,905	60,024	52,925	55,310	52,125	220,384	231,983

	1,862,354	1,878,094	1,833,547	1,839,163	1,859,908	7,410,712	7,066,213

Benefits, losses and expenses:
Policyholder benefits	943,524	950,821	976,934	943,049	968,965	3,839,769	3,657,763
Selling, underwriting, general and administrative expenses	726,793	772,090	732,252	736,236	735,856	2,976,434	2,829,138
Interest expense and distributions on mandatorily redeemable preferred securities	15,314	15,314	15,107	15,834	12,326	58,581	114,133
Interest premium on redemption of mandatorily redeemable preferred securities	—	—	—	—	—	—	205,822

	1,685,631	1,738,225	1,724,293	1,695,119	1,717,147	6,874,784	6,806,856

Income (loss) before income taxes	176,723	139,869	109,254	144,044	142,761	535,928	259,357
Income tax expense (benefit)	62,325	53,741	34,410	48,834	48,383	185,368	73,705

Net income (loss)	$114,398	$86,128	$74,844	$95,210	$94,378	$350,560	$185,652

Assurant Solutions
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2004	2004	2004	2004	2004	2003

Revenues:
Net earned premiums and other considerations	$615,247	$612,226	$602,720	$610,630	$623,065	$2,448,641	$2,361,815
Net investment income	48,165	47,123	48,201	44,868	44,759	184,951	186,850
Fees and other income	36,103	40,186	38,505	35,818	29,207	143,716	129,482

	699,515	699,535	689,426	691,316	697,031	2,777,308	2,678,147

Benefits, losses and expenses:
Policyholder benefits	203,265	211,552	272,088	220,215	231,576	935,431	899,229
Selling, underwriting, general and administrative expenses	414,589	423,623	413,840	414,387	406,550	1,658,400	1,590,200

	617,854	635,175	685,928	634,602	638,126	2,593,831	2,489,429

Income before income taxes	81,661	64,360	3,498	56,714	58,905	183,477	188,718
Income tax expense	26,891	19,797	524	18,146	18,852	57,319	55,529

Net operating income	$54,770	$44,563	$2,974	$38,568	$40,053	$126,158	$133,189

Net earned premiums and other considerations by major product groupings:
Specialty Property Solutions:	$201,118	$190,803	$202,336	$192,755	$182,981	$768,875	$732,612
Consumer Protection Solutions:	414,129	421,423	400,384	417,875	440,084	1,679,766	1,629,303

Total	$615,247	$612,226	$602,720	$610,630	$623,065	$2,448,641	$2,361,915

Gross written premiums for selected product groupings:
Domestic Credit	$190,718	$200,303	$204,586	$211,642	$236,480	$853,011	$1,016,314
International Credit	$162,747	$170,491	$155,586	$139,978	$128,591	$594,646	$475,850
Domestic extended service contracts	$253,249	$247,305	$238,030	$211,684	$263,333	$960,352	$815,976
International extended service contracts	$47,570	$39,704	$11,604	$11,098	$10,697	$73,103	$22,302
Specialty Property Solutions	$299,357	$315,886	$335,681	$320,717	$303,073	$1,275,357	$1,258,845

Investment yield	4.87%	4.79%	4.97%	4.73%	4.74%	4.78%	5.18%

Assurant Health
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2004	2004	2004	2004	2004	2003

Revenues:
Net earned premiums and other considerations	$549,526	$557,825	$563,165	$559,361	$550,947	$2,231,298	$2,009,248
Net investment income	17,705	17,365	16,874	16,716	16,947	67,902	49,430
Fees and other income	10,331	9,882	8,436	11,035	9,355	38,708	32,255

	577,562	585,072	588,475	587,112	577,249	2,337,908	2,090,933

Benefits, losses and expenses:
Policyholder benefits	345,368	357,751	350,188	358,729	356,115	1,422,783	1,317,046
Selling, underwriting, general and administrative expenses	156,763	176,645	165,108	167,753	165,401	674,907	589,283

	502,131	534,396	515,296	526,482	521,516	2,097,690	1,906,329

Income before income taxes	75,431	50,676	73,179	60,630	55,733	240,218	184,604
Income tax expense	25,758	16,932	25,279	20,695	19,025	81,931	63,591

Net operating income	$49,673	$33,744	$47,900	$39,935	$36,708	$158,287	$121,013

Net earned premiums and other considerations:
Individual:
Individual medical	$287,312	$284,248	$280,056	$273,168	$263,972	$1,101,444	$930,075
Short-term medical	25,876	27,452	30,754	28,147	27,655	114,008	106,236

Subtotal	313,188	311,700	310,810	301,315	291,627	1,215,452	1,036,311
Small employer group	236,338	246,125	252,355	258,046	259,320	1,015,846	972,937

Total	$549,526	$557,825	$563,165	$559,361	$550,947	$2,231,298	$2,009,248

Assurant Health (continued)
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2004	2004	2004	2004	2004	2003

Sales (Annualized issued premiums):
Individual:
Individual medical	$76,389	$74,743	$82,546	$89,290	$98,215	$344,794	$414,978
Short-term medical	28,716	25,942	33,430	29,195	28,829	117,396	110,002

Subtotal	105,105	100,685	115,976	118,485	127,044	462,190	524,980
Small employer group	45,486	39,826	49,285	66,728	77,970	233,809	310,491

Total	$150,591	$140,511	$165,261	$185,213	$205,014	$695,999	$835,471

Membership by product line:
Individual:
Individual medical	671	675	677	673	657	675	639
Short-term medical	116	107	130	137	129	107	123

Subtotal	787	782	807	810	786	782	762
Small employer group	308	333	348	367	375	333	376

Total	1,095	1,115	1,155	1,177	1,161	1,115	1,138

Ratios:
Loss ratio (a)	62.8%	64.1%	62.2%	64.1%	64.6%	63.8%	65.5%
Expense ratio (b)	28.0%	31.1%	28.9%	29.4%	29.5%	29.7%	28.9%
Combined ratio (c)	89.7%	94.1%	90.1%	92.3%	93.1%	92.4%	93.4%

Investment yield	5.44%	5.48%	5.40%	5.33%	5.50%	5.47%	5.55%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

Assurant Employee Benefits
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2004	2004	2004	2004	2004	2003

Revenues:
Net earned premiums and other considerations	$345,922	$343,782	$305,827	$309,159	$318,044	$1,276,812	$1,256,430
Net investment income	37,983	39,063	37,496	37,437	35,722	149,718	139,956
Fees and other income	6,189	6,777	5,411	6,734	10,384	29,306	53,793

	390,094	389,622	348,734	353,330	364,150	1,455,836	1,450,179

Benefits, losses and expenses:
Policyholder benefits	267,738	252,984	224,083	228,842	244,326	950,235	920,948
Selling, underwriting, general and administrative expenses	97,017	106,037	101,618	102,737	99,345	409,737	433,192

	364,755	359,021	325,701	331,579	343,671	1,359,972	1,354,140

Income before income taxes	25,339	30,601	23,033	21,751	20,479	95,864	96,039
Income tax expense	8,960	10,634	8,066	7,725	7,229	33,654	34,472

Net operating income	$16,379	$19,967	$14,967	$14,026	$13,250	$62,210	$61,567

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$128,242	$130,561	$128,232	$130,453	$131,267	$520,513	$538,856
Group disability single premiums for closed blocks	26,700	27,935	—	—	13,103	41,038	41,192
All other group disability	124,777	123,928	115,770	114,986	110,701	465,385	420,394
Group life	66,203	61,358	61,825	63,720	62,973	249,876	255,988

Total	$345,922	$343,782	$305,827	$309,159	$318,044	$1,276,812	$1,256,430

Assurant Employee Benefits (continued)
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2004	2004	2004	2004	2004	2003

Sales:
Group dental	$41,757	$28,063	$27,508	$17,558	$45,935	$119,063	$118,391
Group disability	17,702	10,491	10,983	8,700	13,876	44,049	33,826
Group life	17,920	9,716	9,456	15,055	12,959	47,187	33,597

Total	$77,379	$48,270	$47,947	$41,313	$72,770	$210,299	$185,814

Ratios:
Loss ratio (a)	77.4%	73.6%	73.3%	74.0%	76.8%	74.4%	73.3%
Expense ratio (b)	27.6%	30.2%	32.6%	32.5%	30.2%	31.4%	33.1%

Investment yield	6.12%	6.40%	6.13%	6.15%	6.01%	6.22%	6.39%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

Assurant Preneed
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2004	2004	2004	2004	2004	2003

Revenues:
Net earned premiums and other considerations	$121,199	$124,779	$131,836	$136,323	$133,182	$526,120	$529,279
Net investment income	53,012	52,672	50,982	52,469	50,177	206,300	188,224
Fees and other income	1,179	3,295	(20)	1,494	2,041	6,810	5,315

	175,390	180,746	182,798	190,286	185,400	739,230	722,818

Benefits, losses and expenses:
Policyholder benefits	127,153	128,534	130,575	135,263	136,948	531,320	520,540
Selling, underwriting, general and administrative expenses	37,531	39,729	38,854	39,390	38,513	156,486	146,942

	164,684	168,263	169,429	174,653	175,461	687,806	667,482

Income before income taxes	10,706	12,483	13,369	15,633	9,939	51,424	55,336
Income tax expense	3,750	3,785	4,427	5,494	3,483	17,189	19,314

Net operating income	$6,956	$8,698	$8,942	$10,139	$6,456	$34,235	$36,022

Net earned premiums and other considerations by channel:
AMLIC	$64,589	$61,738	$69,362	$70,379	$71,668	$273,147	$283,270
Independent — United States	50,859	57,867	57,701	61,190	57,418	234,176	231,596
Independent — Canada	5,751	5,174	4,773	4,754	4,096	18,797	14,412

Total	$121,199	$124,779	$131,836	$136,323	$133,182	$526,120	$529,279

Life and annuity sales by channel:
AMLIC	$71,370	$63,806	$74,774	$78,729	$77,399	$294,708	$301,772
Independent — United States	43,552	50,937	51,544	57,273	54,869	214,623	227,198
Independent — Canada	18,097	23,278	15,998	18,671	14,919	72,866	59,732

Total	$133,019	$138,021	$142,316	$154,673	$147,187	$582,197	$588,702

Investment yield	6.23%	6.35%	6.29%	6.47%	6.27%	6.34%	6.57%

Assurant Corporate and Other
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2005	2004	2004	2004	2004	2004	2003

Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—
Net investment income	7,335	7,040	6,481	6,138	6,219	25,878	42,853
Net realized gains (losses) on investments	492	1,861	2,501	5,722	14,224	24,308	1,868
Loss on disposal of business	—	—	—	(9,232)	—	(9,232)	—
Amortization of deferred gain on disposal of businesses	11,863	14,334	14,539	14,262	14,497	57,632	68,277
Fees and other income	103	(116)	593	229	1,138	1,844	11,138

	19,793	23,119	24,114	17,119	36,078	100,430	124,136

Benefits, losses and expenses:
Policyholder benefits	—	—	—	—	—	—	—
Selling, underwriting, general and administrative expenses	20,893	26,056	12,832	11,969	26,047	76,904	69,521
Interest expense and distributions on mandatorily redeemable preferred securities	15,314	15,314	15,107	15,834	12,326	58,581	114,133
Interest premium on redemption of mandatorily redeemable preferred securities	—	—	—	—	—	—	205,822

	36,207	41,370	27,939	27,803	38,373	135,485	389,476

Income (loss) before income taxes	(16,414)	(18,251)	(3,825)	(10,684)	(2,295)	(35,055)	(265,340)
Income tax expense (benefit)	(3,034)	2,593	(3,886)	(3,226)	(206)	(4,725)	(99,201)

Net operating income (loss)	$(13,380)	$(20,844)	$61	$(7,458)	$(2,089)	$(30,330)	$(166,139)

Assurant, Inc. and Subsidiaries
Investments
(Unaudited)

	As of		As of
	March 31,		December 31,
($ in thousands)	2005		2004

Investments by Type
Fixed maturities: available-for-sale, at fair value	$9,167,851		$9,122,902
Equity Securities: available-for-sale
Preferred stocks	543,627		518,815
Common stocks	1,430		2,067
Commercial mortgage loans on real estate, at amortized cost	1,041,226		1,053,872
Policy loans	64,182		64,886
Cash and short-term investments	913,802		1,107,175
Collateral held under securities lending	600,321		535,331
Other investments	540,113		550,080

Total	$12,872,552		$12,955,128

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,527,863	72%	$6,293,768	70%
Baa	2,100,606	23%	2,288,052	25%
Ba	387,676	4%	403,975	4%
B	106,826	1%	99,858	1%
Caa and lower	40,535	0%	36,907	0%
In or near default	4,345	0%	342	0%

Total	$9,167,851	100%	$9,122,902	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$1,476,414	16%	$1,232,396	14%
State, municipalities and political subdivisions	214,420	2%	211,576	2%
Foreign government	135,862	1%	520,646	6%
Public utilities	1,044,292	11%	1,082,725	12%
All other corporate bonds	6,296,863	70%	6,075,559	67%

Total	$9,167,851	100%	$9,122,902	100%

Assurant, Inc.
Investment Results by Asset Category and Annualized Yields
(Unaudited)

	For the Three Months Ended March 31, 2005			For the Three Months Ended March 31, 2004
		Investment	Investment		Investment	Investment
($ in thousands)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)

Fixed maturities: available-for-sale, at fair value	5.76%	$125,669	$286	5.82%	$119,251	$13,902
Equity Securities: available-for-sale	6.72%	8,846	278	7.11%	8,254	680
Commercial mortgage loans on real estate, at amortized cost	7.54%	19,757	(425)	8.06%	19,219	(88)
Policy loans	6.85%	1,105	—	5.68%	970	—
Cash and short-term investments	2.15%	5,427	(2)	0.84%	2,212	7
Other investments	6.92%	9,406	355	7.24%	9,714	(277)

Total		170,210	$492		159,620	$14,224
Investment expenses		(6,010)			(5,796)

Net investment income		$164,200			$153,824

Gross investment gain			$8,167			$19,418
Gross investment loss			(7,675)			(4,377)
Write-downs on available-for-sale securities			—			(817)

Net investment gain (loss)			$492			$14,224